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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

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
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                             THE TAIWAN FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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        This filing is made solely for the purpose of making nonmaterial revisions to the Fund's additional materials by addition of the attached notice. The letter to stockholders, notice of meeting, proxy statement and form of proxy to which the attached notice applies remain as filed on January 8, 1997 and are therefore not included in this filing.
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                           IF YOU HAVE ANY QUESTIONS
                        REGARDING THESE PROXY MATERIALS,
                                  PLEASE CALL
                         (800) 221-5724, EXTENSION 430